Exhibit 99.1

FOUR LEAF ACQUISITION CORPORATION

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Stockholders and Board of Directors of

Four Leaf Acquisition Corporation

Opinion on the Financial Statement

We have audited the accompanying balance sheet of Four Leaf Acquisition Corporation (the “Company”) as of March 22, 2023 and the related notes (collectively referred to as the “financial statement”). In our opinion, the financial statement presents fairly, in all material respects, the financial position of the Company as of March 22, 2023, in conformity with accounting principles generally accepted in the United States of America.

Explanatory Paragraph – Going Concern

The accompanying financial statement have been prepared assuming that the Company will continue as a going concern. As more fully described in Note 1, the Company lacks the liquidity it needs to sustain operations for a reasonable period of time, which is considered to be at least one year from the date that the financial statement is issued as it expects to continue to incur significant costs in pursuit of its acquisition plans. In addition, the Company’s business plan is dependent on the completion of a business combination. These conditions raise substantial doubt about the Company’s ability to continue as a going concern. Management’s plans in regard to these matters are also described in Note 1. The financial statement does not include any adjustments that might result from the outcome of this uncertainty.

Basis for Opinion

This financial statement is the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statement based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statement, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statement. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statement. We believe that our audit provides a reasonable basis for our opinion.

/s/ Marcum LLP

Marcum LLP

We have served as the Company’s auditor since 2022 (such date takes into account the acquisition of certain assets of Friedman LLP by Marcum LLP effective September 1, 2022).

Costa Mesa, CA

July 24, 2023

FOUR LEAF ACQUISITION CORPORATION

BALANCE SHEET

March 22, 2023

ASSETS
Current assets
Cash	$974,028
Other receivable	38,150
Due from related party	2,820
Prepaid expenses	17,800

Total current assets	1,032,798
Other assets
Cash held in Trust Account	55,836,300

Total assets	$56,869,098

LIABILITIES, COMMON STOCK SUBJECT TO POSSIBLE REDEMPTION AND STOCKHOLDERS’ EQUITY
Current liabilities
Accrued offering costs	$519,122
Over-allotment liability	134,583
Promissory note - related party	395,500

Total current liabilities	1,049,205
Deferred underwriting fee payable	1,897,350

Total liabilities	2,946,555

Commitments and Contingencies (Note 6)
Class A common stock, $0.0001 par value; 26,000,000 shares authorized; 5,421,000 shares subject to possible redemption	48,928,489
Stockholders’ equity
Preferred stock, $0.0001 par value; 5,000,000 shares authorized; none issued and outstanding	—
Class A common stock, $0.0001 par value; 26,000,000 shares authorized; 54,210 issued and outstanding (excludes 5,421,000 shares subject to possible redemption)	5
Class B common stock, $0.0001 par value; 4,000,000 shares authorized; 1,495,000 issued and outstanding(1)	150
Additional paid-in capital	5,000,205
Accumulated deficit	(6,306)

Total stockholders’ equity	4,994,054

Total Liabilities, Common Stock Subject to Possible Redemption and Stockholders’ Equity	$56,869,098

(1)	Includes up to 139,750 shares of Class B common stock subject to forfeiture if the overallotment option is not exercised in full or in part by the underwriter (see Note 5 and 7).

The accompanying notes are an integral part of this financial statement.

FOUR LEAF ACQUISITION CORPORATION

NOTES TO FINANCIAL STATEMENT

Note 1 — Organization, Business Operation and going concern

Four Leaf Acquisition Corporation (the “Company”) is a newly organized blank check company incorporated in Delaware on March 3, 2022. The Company was formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. We have not selected any specific business combination target. While we may pursue an initial business combination target in any business or industry, we intend to focus our search on companies in the IoT space or adjacent spaces. “IoT” refers to the “Internet of Things,” that is, physical objects (or groups of objects) with sensors, processing ability, software, and other technologies that connect and exchange data with other devices and systems over the Internet or other communications networks, sometimes called “smart devices.” We will also consider adjacent spaces such as devices, components or software that are used in IoT applications. We intend to target companies in both developing markets (e.g., China and India), and the developed markets (e.g., United States and Europe); however, we affirmatively exclude as an initial business combination target any company whose financial statements are audited by an accounting firm that the United States Public Company Accounting Oversight Board, or the PCAOB, is unable to inspect for two consecutive years beginning in 2021 and any target company with China operations consolidated through a variable interest entity, or a VIE, structure.

As of March 22, 2023, the Company had not commenced any operations. All activity for the period from March 3, 2022 (inception) through March 22, 2023 relates to the Company’s formation and the initial public offering described below. The Company will not generate any operating revenues until after the completion of its initial business combination, at the earliest. The Company will generate non-operating income in the form of interest income from the proceeds derived from the initial public offering (“IPO” or “Public Offering”).

The Company has selected December 31 as its fiscal year end. The Company’s sponsor is ALWA Sponsor, LLC, a Delaware limited liability company (the “Sponsor”).

The registration statement for the Company’s Public Offering was declared effective on March 16, 2023. On March 16, 2023, the Company consummated its IPO of 5,200,000 units (“Units”). On March 17, 2023, the underwriters partially exercised their over-allotment option and purchased 221,000 additional Units. Each Unit consists of one share of Class A common stock, $0.0001 par value per share (“Class A Common Stock”), and one redeemable warrant exercisable into one share of Class A Common Stock at an exercise price of $11.50 per share (“Public Warrant”). The Units were sold at an offering price of $10.00 per Unit, generating total gross proceeds of $54,210,000.

Simultaneously with the consummation of the IPO and the sale of the Units, the Company consummated the private placement (“Private Placement”) of 3,576,900 warrants (“Private Placement Warrants”) to the Sponsor at a price of approximately $1.00 per Placement Warrant, generating total proceeds of $3,577,000, which is described in Note 4.

Transaction costs amounted to $4,019,087 consisting of $2,710,500 of underwriting commissions, $813,150 of which was paid out within three days of the IPO date, the Representative Shares (discussed in the below), and $1,038,067 of other offering costs. At the IPO date, cash of $974,028 was held outside of the Trust Account (as defined below) and is available for the payment of the Note (defined herein) when necessary (see Note 5), payment of accrued offering costs and for working capital purposes.

In conjunction with this Public Offering, the Company issued to the underwriter 54,210 shares of Class A common stock for nominal consideration (the “Representative Shares”). The fair value of the Representative Shares accounted for as compensation under Accounting Standards Codification (“ASC”) 718, “Compensation – Stock Compensation” (“ASC 718”) is included in the offering costs. The estimated fair value of the Representative Shares as of the IPO date totaled $270,520.

Following the closing of the Public Offering on March 22, 2023, an amount of $55,836,300 ($10.30 per Unit) from the net proceeds of the sale of the Units in the Public Offering and the sale of the Private Placement Warrants was placed in a trust account (the “Trust Account”). The funds placed in the Trust account will be invested in U.S. government securities, within the meaning set forth in Section 2(a)(16) of the Investment Company Act, with a maturity of 185 days or less, or in any open-ended investment company that holds itself out as a money market fund meeting the conditions of Rule 2a-7 of the Investment Company Act of 1940, as amended (the “Investment Company Act”), as determined by the Company. Except with respect to interest earned on the funds held in the Trust Account that may be released to the Company to pay its tax obligations, the proceeds from this Public Offering will not be released from the Trust Account until the earlier of: (a) the completion of the Company’s initial business combination, or (b) the redemption of the Company’s public shares if the Company is unable to complete its initial business combination in the prescribed time frame.

The Company’s management has broad discretion with respect to the specific application of the net proceeds of the Public Offering and the Private Placement Warrants, although substantially all of the net proceeds are intended to be applied generally toward consummating a business combination. There is no assurance that the Company will be able to complete a business combination successfully. The Company must complete one or more initial business combinations having an aggregate fair market value of at least 80% of the assets held in the Trust Account (excluding the taxes payable on interest earned and less any interest earned thereon that is released for taxes) at the time of the agreement to enter into the initial business combination. However, the Company will only complete a business combination if the post-transaction company owns or acquires 50% or more of the outstanding voting securities of the target. In connection with any proposed initial business combination, the Company will either (1) seek stockholder approval of such initial business combination at a meeting called for such purpose at which stockholders may seek to convert their shares, regardless of whether they vote for or against the proposed business combination or don’t vote at all, into their pro rata share of the aggregate amount then on deposit in the Trust Account (net of taxes payable), or (2) provide its stockholders with the opportunity to sell their shares to the Company by means of a tender offer (and thereby avoid the need for a stockholder vote) for an amount equal to their pro rata share of the aggregate amount then on deposit in the Trust Account (net of taxes payable), in each case subject to the limitations described herein.

If the Company determines to engage in a tender offer, such tender offer will be structured so that each stockholder may tender all of his, her or its shares rather than a pro rata portion of his, her or its shares. The decision as to whether the Company will seek stockholder approval of a proposed business combination or will allow stockholders to sell their shares to the Company in a tender offer will be made by the Company, solely in the Company’s discretion, and will be based on a variety of factors such as the timing of the transaction and whether the terms of the transaction would otherwise require the Company to seek stockholder approval. If the Company determines to allow stockholders to sell their shares to the Company in a tender offer, it will file tender offer documents with the U.S. Securities and Exchange Commission (“SEC”), which will contain substantially the same financial and other information about the initial business combination as is required under the SEC’s proxy rules.

The Company will proceed with a business combination if the Company has net tangible assets of at least $5,000,001 upon such consummation of a business combination and, if the Company seeks stockholder approval, a majority of the issued and outstanding shares voted are voted in favor of the business combination.

If a stockholder vote is not required by law and the Company does not decide to hold a stockholder vote for business or other legal reasons, the Company will, pursuant to its Second Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”), conduct the redemptions pursuant to the tender offer rules of the SEC and file tender offer documents with the SEC prior to completing a business combination.

If, however, stockholder approval of the transactions is required by law, or the Company decides to obtain stockholder approval for business or legal reasons, the Company will offer to redeem shares in conjunction with a proxy solicitation pursuant to the proxy rules and not pursuant to the tender offer rules. Additionally, each public stockholder may elect to redeem their public shares irrespective of whether they vote for or against the proposed transaction.

Notwithstanding the foregoing redemption rights, if the Company seeks stockholder approval of its initial business combination and the Company does not conduct redemptions in connection with its initial business combination pursuant to the tender offer rules, the Certificate of Incorporation will provide that a public stockholder, together with any affiliate of such stockholder or any other person with whom such stockholder is acting in concert or as a “group” (as defined under Section 13 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), will be restricted from redeeming its shares with respect to more than an aggregate of 15% of the shares sold in this Public Offering (“Excess Shares”). However, the Company’s stockholders will not be restricted to vote all of their shares (including Excess Shares) for or against the initial business combination. Additionally, such stockholders will not receive redemption distributions with respect to the Excess Shares if the Company completes the initial business combination.

The Company’s sponsor, officers and directors (the “Initial Stockholders”) have agreed not to propose any amendment to the Certificate of Incorporation that would affect the Company’s public stockholders’ ability to convert or sell their shares to the Company in connection with a business combination as described herein or affect the substance or timing of the Company’s obligation to redeem 100% of its public shares if the Company does not complete a business combination within 12 months (or if the Company decides to extend the period of time to complete the initial business combination up to two times by an additional three months each time, at $0.10 per unit per extension, for a total of $0.20 per unit in the aggregate in trust, within 18 months) from the closing of the Public Offering (the “Combination Period”) unless the Company provides its public stockholders with the opportunity to convert their shares of common stock upon the approval of any such amendment at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company but net of franchise and income taxes payable, divided by the number of then outstanding public shares.

If the Company is unable to complete its initial business combination within the Combination Period, the Company will: (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including any interest not previously released to the Company (net of taxes payable), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining stockholders and its board of directors, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to the Company’s obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. The Company cannot assure you that it will have funds sufficient to pay or provide for all creditors’ claims.

The Company’s Initial Stockholders agreed to waive their rights to liquidating distributions from the Trust Account with respect to any shares of Class B common stock, par value $0.0001 (the “Founder Shares” or “Class B Common Stock”) held by them if the Company fails to complete its initial business combination within the Combination Period. However, if the Initial Stockholders acquire public shares in or after the IPO date, they will be entitled to liquidating distributions from the Trust Account with respect to such public shares if the Company fails to complete a business combination within the prescribed time frame. The underwriter has agreed to waive their rights to their deferred underwriting commission (see Note 6) held in the Trust Account in the event the Company does not complete a business combination within the Combination Period and, in such event, such amounts will be included with the other funds held in the Trust Account that will be available to fund the redemption of the Public Shares. In the event of such distribution, it is possible that the per share value of the assets remaining available for distribution will be less than the Public Offering price per Unit ($10.00). In order to protect the amounts held in the Trust Account, the Sponsor has agreed to be liable to the Company if and to the extent any claims by a third party for services rendered or products sold to the Company, or a prospective target business with which the Company has discussed entering into a transaction agreement, reduce the amount of funds in the Trust Account to below (1) $10.30 per Public Share or (2) the actual amount per Public Share held in the Trust Account as of the date of the liquidation of the Trust Account due to reductions in the value of the trust assets, in each case net of the interest which may be withdrawn to pay taxes. This liability will not apply with respect to any claims by a third party who executed a waiver of any and all rights to seek access to the Trust Account and except as to any claims under the Company’s indemnity of the underwriter of the Public Offering against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”). Moreover, in the event that an executed waiver is deemed to be unenforceable against a third party, the Sponsor will not be responsible to the extent of any liability for such third-party claims. The Company will seek to reduce the possibility that the Sponsor will have to indemnify the Trust Account due to claims of creditors by endeavoring to have all vendors, service providers (except the Company’s independent registered public accounting firm), prospective target businesses or other entities with which the Company does business, execute agreements with the Company waiving any right, title, interest or claim of any kind in or to monies held in the Trust Account.

Going Concern Consideration

The $974,028 held outside of the Trust Account and a working capital deficit of $16,407 as of March 22, 2023, may not be sufficient to allow the Company to operate for at least the next 12 months from the issuance of this financial statement, assuming that a business combination is not consummated during that time. Additionally, as of March 22, 2023, the Company has one year to consummate an initial business combination (absent any extensions of such period by the Sponsor, pursuant to the terms described above). It is uncertain that the Company will be able to consummate an initial business combination, even if this time period is extended. The Company may need to raise additional capital through loans or additional investments from its Sponsor, stockholders, officers, directors, or third parties. The Company’s officers, directors and Sponsor may, but are not obligated to, loan the Company funds, from time to time or at any time, in whatever amount they deem reasonable in their sole discretion, to meet the Company’s working capital needs. Accordingly, the Company may not be able to obtain additional financing. If the Company is unable to raise additional capital, it may be required to take additional measures to conserve liquidity, which could include, but not necessarily be limited to, curtailing operations, suspending the pursuit of a potential transaction, and reducing overhead expenses. The Company cannot provide any assurance that new financing will be available to it on commercially acceptable terms, if at all.

The Company believes that the proceeds raised in the initial public offering and the funds potentially available from loans from the Sponsor or any of their affiliates will be sufficient to allow the Company to meet the expenditures required for operating its business. However, if the estimate of the costs of identifying a target business, undertaking in-depth due diligence and negotiating a business combination are less than the actual amount necessary to do so, the Company may have insufficient funds available to operate its business prior to the initial business combination. Moreover, the Company may need to obtain additional financing either to complete the business combination or because the Company becomes obligated to redeem a significant number of public shares upon completion of the business combination, in which case the Company may issue additional securities or incur debt in connection with such business combination.

Management has determined that the liquidity condition, potential mandatory liquidation and subsequent dissolution raises substantial doubt about the Company’s ability to continue as a going concern. This financial statement does not include any adjustments relating to the recovery of the recorded assets or the classification of the liabilities that might be necessary should the Company be unable to continue as a going concern.

Risks and Uncertainties

On August 16, 2022, the Inflation Reduction Act of 2022 (the “IR Act”) was signed into law. The IR Act provides for, among other measures, a new 1% U.S. federal excise tax on certain repurchases (including redemptions) of stock by publicly traded domestic (i.e., U.S.) corporations. The excise tax is imposed on the repurchasing corporation itself, not its shareholders from whom the shares are repurchased. The amount of the excise tax is generally 1% of the fair market value of the shares repurchased. For purposes of calculating the excise tax, however, repurchasing corporations are permitted to net the fair market value of certain new stock issuances against the fair market value of stock repurchases during the same taxable year. In addition, certain exceptions apply to the excise tax. The U.S. Department of the Treasury (the “Treasury Department”) has been given authority to provide regulations and other guidance to carry out, and prevent the abuse or avoidance of, the excise tax. The IR Act applies only to repurchases that occur after December 31, 2022.

Any redemption or other repurchase effected by us that occurs after December 31, 2022, in connection with a business combination or otherwise, may be subject to this excise tax. Whether and to what extent we would be subject to the excise tax in connection with a business combination will depend on a number of factors, including (i) the fair market value of the redemptions and repurchases in connection with the business combination, (ii) the nature and amount of any “PIPE” financing or other equity issuances in connection with the business combination (or any other equity issuances within the same taxable year of the business combination) and (iii) the content of any regulations and other guidance issued by the Treasury Department and/or the Internal Revenue Service. In addition, because the excise tax would be payable by us and not by the redeeming holder, it could cause a reduction in the value of our stock. The foregoing could cause a reduction in the cash available on hand to complete a business combination and in our ability to complete a Business Combination.

Emerging Growth Company

The Company is an “emerging growth company”, as defined in Section 2(a) of the Securities, as modified by the Jumpstart Our Business Startups Act of 2012, (the “JOBS Act”), and it may take advantage of certain exemptions from various reporting requirements that are applicable to other public companies that are not “emerging growth companies” including, but not limited to, not being required to comply with the auditor attestation requirements of Section 404 of the Sarbanes-Oxley Act of 2002, reduced disclosure obligations regarding executive compensation in its periodic reports and proxy statements, and exemptions from the requirements of holding a non-binding advisory vote on executive compensation and stockholder approval of any golden parachute payments not previously approved.

Note 2 — Summary of Significant Accounting Policies

Basis of Presentation

The accompanying financial statement is presented in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and pursuant to the rules and regulations of the SEC.

Use of Estimates

The preparation of the financial statement in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statement. Actual results could differ from those estimates.

Cash Held in Trust Account

At March 22, 2023, the assets in the Trust Account were held in cash.

Fair Value of Financial Instruments

The fair value of the Company’s assets and liabilities, which qualify as financial instruments under ASC Topic 820, “Fair Value Measurement,” approximates the carrying amounts represented in the accompanying balance sheet, primarily due to their short-term nature.

Overallotment Option

The overallotment option was deemed to be a freestanding financial instrument indexed to the contingently redeemable shares and was accounted for as a liability pursuant to ASC Topic 480, “Distinguishing Liabilities from Equity” (“ASC 480”).

The fair value of the over-allotment liability at the IPO date of $174,442 was determined using the Black Scholes option pricing model based on the following assumptions:

March 16, 2023
Risk-free interest rate	4.44%
Expected option life	0.12 year
Expected dividend yield	0%
Expected stock price volatility	5%

On March 17, 2023, the underwriters partially exercised their over-allotment option and purchased 221,000 Units. The fair value of the corresponding over-allotment liability partially extinguished upon exercise of $57,381 was determined using the Black Scholes option pricing model based on the following assumptions:

March 17, 2023
Risk-free interest rate	4.41%
Expected option life	0.12 year
Expected dividend yield	0%
Expected stock price volatility	5%

The Company determined the fair value of the over-allotment option on March 22, 2023 was $134,583, using the Black Scholes option pricing model based on the following assumptions:

March 22, 2023
Risk-free interest rate	4.36%
Expected option life	0.12 year
Expected dividend yield	0%
Expected stock price volatility	5%

Concentration of Credit Risk

Financial instruments that potentially subject the Company to concentrations of credit risk consist of cash accounts in a financial institution, which, at times, may exceed the Federal Depository Insurance Coverage of $250,000. The Company has not experienced losses on these accounts.

Share-Based Payment Arrangements

The Company accounts for stock awards in accordance with ASC 718, which requires that all equity awards be accounted for at their fair value. Fair value is measured on the grant date and is equal to the underlying value of the stock.

Costs equal to these fair values are recognized ratably over the requisite service period based on the number of awards that are expected to vest, or in the period of grant for awards that vest immediately and have no future service condition. For awards that vest over time, cumulative adjustments in later periods are recorded to the extent actual forfeitures differ from the Company’s initial estimates; previously recognized compensation cost is reversed if the service or performance conditions are not satisfied, and the award is forfeited.

Class A Common Stock Subject to Possible Redemption

The Company accounts for Class A Common Stock subject to possible redemption in accordance with the guidance in ASC 480. Class A Common Stock subject to mandatory redemption (if any) is classified as a liability instrument and is measured at fair value. Conditionally redeemable common stock (including common stock that features redemption rights that are either within the control of the holder or subject to redemption upon the occurrence of uncertain events not solely within the Company’s control) is classified as temporary equity. At all other times, common stock is classified as stockholders’ equity. The Class A Common Stock features certain redemption rights that are considered to be outside of the Company’s control and subject to the occurrence of uncertain future events.

In accordance with the SEC and its guidance on redeemable equity instruments, which has been codified in ASC 480-10-S99, redemption provisions not solely within the control of a company require common stock subject to redemption to be classified outside of permanent equity. Given that the 5,421,000 shares of Class A Common Stock sold as part of the Company’s IPO were issued with other freestanding instruments (i.e., Public Warrants), the initial carrying value of Class A Common Stock classified as temporary equity has been allocated to the proceeds determined in accordance with ASC 470-20. The Company’s Class A Common Stock is subject to ASC 480-10-S99. If it is probable that the equity instrument will become redeemable, the Company has the option to either (i) accrete changes in the redemption value over the period from the date of issuance (or from the date that it becomes probable that the instrument will become redeemable, if later) to the earliest redemption date of the instrument or (ii) recognize changes in the redemption value immediately as they occur and adjust the carrying amount of the instrument to equal the redemption value at the end of each reporting period. The Company has elected to recognize the changes in redemption value in additional paid-in capital (or accumulated deficit in the absence of additional paid-in capital) over an expected 12-month period, which is the initial period that the Company has to complete a business combination. While redemptions cannot cause the Company’s net tangible assets to fall below $5,000,001, all shares of Class A Common Stock sold in in the Public Offering are redeemable and classified as such on the balance sheet until such date that a redemption event takes place.

Derivative Financial Instruments

The Company issues warrants to its investors and accounts for warrant instruments as either equity-classified or liability-classified instruments based on an assessment of the specific terms of the warrants and applicable authoritative guidance in ASC 480 and ASC 815, “Derivatives and Hedging” (“ASC 815”). The assessment considers whether the warrants are freestanding financial instruments pursuant to ASC 480, meet the definition of a liability pursuant to ASC 480, and meet all of the requirements for equity classification under ASC 815, including whether the warrants are indexed to the Company’s own stock and whether the holders of the warrants could potentially require “net cash settlement” in a circumstance outside of the Company’s control, among other conditions for equity classification.

The Public Warrants (see Note 3) and Private Placement Warrants (see Note 4) were accounted for as equity instruments as they meet all of the requirements for equity classification under ASC 480 and ASC 815 based on current expected terms, which are subject to change.

Income Taxes

Since its inception, the Company has followed the asset and liability method of accounting for income taxes under FASB ASC 740, “Income Taxes”. Deferred tax assets and liabilities are recognized for the estimated future tax consequences attributable to differences between the financial statements carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that included the enactment date. Valuation allowances are established, when necessary, to reduce deferred tax assets to the amount expected to be realized.

ASC 740 prescribes a recognition threshold and a measurement attribute for the financial statement recognition and measurement of tax positions taken or expected to be taken in a tax return. For those benefits to be recognized, a tax position must be more likely than not to be sustained upon examination by taxing authorities. There were no unrecognized tax benefits as of March 22, 2023.

The Company’s management determined that the United States is the Company’s only major tax jurisdiction. The Company recognizes accrued interest and penalties related to unrecognized tax benefits as income tax expense. No amounts were accrued for the payment of interest and penalties for the period from March 3, 2022 (inception) through March 22, 2023. The Company is currently not aware of any issues under review that could result in significant payments, accruals or material deviation from its position.

The Company is subject to income tax examinations by major taxing authorities since inception. These examinations may include questioning the timing and amount of deductions, the nexus of income among various tax jurisdictions and compliance with federal and state tax laws. The Company’s management does not expect that the total amount of unrecognized tax benefits will materially change over the next twelve months.

The provision for income taxes was deemed to be immaterial for the period ending March 22, 2023.

Recent Accounting Standards

In August 2020, the FASB issued ASU 2020-06, Debt—Debt with Conversion and Other Options (Subtopic 470-20) and Derivatives and Hedging—Contracts in Entity’s Own Equity (Subtopic 815-40): Accounting for Convertible Instruments and Contracts in an Entity’s Own Equity. This guidance changes how entities account for convertible instruments and contracts in an entity’s own equity and simplifies the accounting for convertible instruments by removing certain separation models for convertible instruments. This guidance also modifies the guidance on diluted earnings per share calculations. This new guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, but allows for early adoption. The Company is currently evaluating the potential impact that the adoption of this standard will have on its financial statements.

Management does not believe that any other recently issued, but not yet effective, accounting standards, if currently adopted, would have a material effect on the Company’s financial statements.

Note 3 — Public Offering

On March 16, 2023, the Company sold 5,200,000 Units at a price of $10.00 per Unit. Each Unit consists of one share of Class A Common Stock and one Public Warrant. Each Public Warrant entitles the holder to purchase one share of Class A Common Stock at a price of $11.50 per share. Each Public Warrant will become exercisable 30 days after the completion of the initial business combination and will expire five years after the completion of the initial business combination, or earlier upon redemption or liquidation (see Note 7). In connection with the IPO, the Company also granted the underwriters a 45-day option to purchase an additional 780,000 Units at the Public Offering price.

On March 17, 2023, the underwriters exercised their option to purchase 221,000 additional Units for the total amount of $2,210,000. Resulting from the partial over-allotment option exercise, the Company also issued 127,400 Private Placement Warrants, generating an additional $127,500 in gross proceeds.

Note 4 — Private Placement

On March 16, 2023, in the Private Placement that occurred simultaneously with the closing of the Public Offering, the Sponsor purchased an aggregate of 3,449,500 Private Placement Warrants at a price of approximately $1.00 per warrant, for an aggregate purchase price of $3,449,500.

On March 17, 2023, the underwriters partially exercised their over-allotment option resulting in the Company issuing 127,400 Private Placement Warrants, generating an additional $127,500 in gross proceeds.

Each Private Placement Warrant entitles the holder to purchase one share of Class A Common Stock, subject to adjustment. The proceeds from the Private Placement of the Private Placement Warrants funded the Trust Account, issuance costs and will fund the future operations prior to the business combination. If the Company does not complete an initial business combination within the Combination Period, the remaining proceeds, after payments from the sale of the Private Placement Warrants, will be included in the liquidating distribution to the public stockholders and the Private Placement Warrants will be worthless (see Note 7).

Note 5 — Related Party Transactions

Founder Shares

In May 2022, the Sponsor paid $25,000, or approximately $0.011 per share, to cover certain offering costs in consideration for 2,156,250 Founder Shares. On May 10, 2022, the Sponsor surrendered 287,500 Founder Shares, for no consideration, resulting in the Sponsor and directors continuing to hold 1,868,750 Founds Shares. On August 26, 2022, the Sponsor transferred 25,000 Founder Shares to each of Rahul Mewawalla and Stephen Markscheid, each of which are members of the Company’s Board of Directors (Note 8). The awards will vest simultaneously with the closing of an initial business combination, provided such director has continuously served on the Company’s Board of Directors through the closing of such initial business combination.

Subsequently on March 16, 2023, the Sponsor forfeited an aggregate of 373,750 Founder Shares for no consideration, resulting in the Sponsor holding an aggregate of 1,495,000 Founder Shares. Up to 195,000 of the Founder Shares are subject to forfeiture to the extent the overallotment option (see Note 6) is not exercised in full by the underwriter.

On March 17, 2023, upon the underwriters’ partial exercise of their over-allotment option, the forfeiture lapsed for 55,250 Founder Shares. As a result of the partial exercise of the over-allotment option, the Company now has 139,750 Founder Shares that are subject to forfeiture to the extent the remainder of the overallotment option (Note 6) is not exercised by the underwriter. Following the expiration of the underwriters’ remaining over-allotment option on April 30, 2023, the remaining 139,750 Founder Shares were forfeited.

Promissory Note — Related Party

Prior to March of 2023, the Sponsor had agreed to loan the Company an aggregate of up to $400,000 to cover expenses related to the Proposed Public Offering pursuant to a promissory note (the “Note”). The Note was non-interest bearing and payable on the earlier of October 31, 2023, the consummation of the Public Offering or the abandonment of the Public Offering. The Company intended to repay the Note from the proceeds of the Public Offering not being placed in the Trust Account.

In March of 2023, the Company amended the Note to allow for the borrowing of an additional $40,000 (up to $440,000 in total) as well as adjusted the terms of the Note to provide that repayment occur on the later of the IPO, or October 31, 2023. The Company accounted for this amendment to the Note as a troubled debt restructuring, which did not have a material impact on the Company’s financial statements.

As of March 22, 2023, the Company had $395,500 of outstanding borrowings under the Note.

Working Capital Loans

In order to finance transaction costs in connection with a business combination, the Sponsor or an affiliate of the Sponsor, or certain of the Company’s officers and directors may, but are not obligated to, loan the Company funds as may be required, up to $2,000,000 (“Working Capital Loans”). If the Company completes a business combination, the Company will repay the Working Capital Loans. Up to $2,000,000 of such loans may be converted into warrants, which will be similar to private placement warrants, at a price of $1.00 per warrant at the option of the lender, upon consummation of the Company’s initial business combination. In the event that a business combination does not close, the Company may use a portion of proceeds held outside the Trust Account to repay the Working Capital Loans but no proceeds held in the Trust Account will be used to repay the Working Capital Loans.

The terms of such Working Capital Loans, if any, have not been determined and no written agreements exist with respect to such loans. The Working Capital Loans will either be repaid upon consummation of a business combination, without interest, or, at the lender’s discretion. As of March 22, 2023, the Company had no borrowings under the Working Capital Loans.

Administrative Support Agreement

On March 22, 2023, the Company entered into an administrative support agreement under which it will pay the Sponsor a total of $10,000 per month, up until the completion of the Company’s initial business combination or liquidation, for secretarial and administrative services. Upon completion of the initial business combination or the Company’s liquidation, the Company will cease paying these monthly fees.

Due From Related Party

As of March 22, 2023, the Company had a due from related party balance of $2,820, which related to expenses paid on behalf of the Sponsor.

Note 6 — Commitments and Contingencies

Registration Rights

The holders of the Founder Shares, Private Placement Warrants (including securities contained therein) and warrants that may be issued in connection with the Working Capital Loans (see Note 5), any shares of Class A Common Stock issuable upon the exercise of the Private Placement Warrants and warrants that may be issued upon conversion of the Working Capital Loans and Class A Common Stock issuable upon conversion of the Founder Shares, are entitled to registration rights pursuant to a registration rights agreement to be signed at the effective date of the Public Offering, requiring the Company to register such securities for resale (in the case of the Founder Shares, only after conversion of the Class A Common Stock). The holders of the majority of these securities are entitled to make up to three demands, excluding short form demands, that the Company register such securities. In addition, the holders have certain “piggy-back” registration rights with respect to registration statements filed subsequent to the completion of the initial business combination and rights to require us to register for resale such securities pursuant to Rule 415 under the Securities Act. The registration rights agreement does not contain liquidated damages or other cash settlement provisions resulting from delays in registering securities.

Underwriting Agreement

On the IPO date, the Company granted the underwriter a 45-day option from the date of the Public Offering to purchase up to 780,000 additional Units to cover overallotments, if any, at the price paid by the underwriter in the Public Offering. The underwriter is entitled to an underwriting discount of $0.15 per unit, or $780,000 in the aggregate of which $520,000 was paid upon the closing of the Public Offering, and $260,000 is payable three days subsequent to the closing of the Offering, and is included in accrued offering costs on the Company’s Balance Sheet.

In addition, $0.35 per share, or $1,820,000 in the aggregate, will be payable to the underwriter for deferred underwriting commissions solely in the event that the Company completes a business combination, subject to the terms of the underwriting agreement.

In conjunction with the Public Offering, the Company issued to the underwriter 52,000 Representative Shares. The holders of the Representative Shares agreed (i) that they will not transfer, assign or sell any such shares without the Company’s prior consent until the completion of the initial business combination, (ii) to waive their redemption rights (or right to participate in any tender offer) with respect to such shares in connection with the completion of our initial business combination and (iii) to waive their rights to liquidating distributions from the trust account with respect to such shares if the Company fails to complete the initial business combination within the Combination Period. The Representative Shares are deemed to be underwriters’ compensation by FINRA pursuant to FINRA Rule 5110.

On March 17, 2023, the underwriters partially exercised their option to purchase 221,000 additional Units for the total amount of $2,210,000. As a result, the underwriter became entitled to an underwriting discount of $0.15 per unit, or $813,150 in the aggregate of which $542,100 was payable upon the closing of the Public Offering, and $271,050 was payable three days subsequent to the closing of the Public Offering. Additionally, the amount owed by the Company to the underwriter as deferred underwriting commissions is $1,897,350 and will be payable in the event the Company completes a business combination, subject to the terms of the underwriting agreement. Also as a result of the partial exercise of the over-allotment option, the Company issued an additional 2,210 of Representative Shares.

Note 7 — Stockholders’ Equity

Class A Common Stock — The Company is authorized to issue 26,000,000 shares of Class A Common Stock. Holders of Class A Common Stock are entitled to one vote for each share. At March 16, 2023, there were 5,475,210 shares of Class A Common Stock issued or outstanding, of which 5,421,000 shares of Class A Common Stock subject to possible redemption.

Class B Common Stock — The Company is authorized to issue 4,000,000 shares of Class B Common Stock. Holders of the Class B Common Stock are entitled to one vote for each share. In May of 2022, 2,156,250 Class B common stock were issued to the Sponsor. On August 26, 2022, the Sponsor forfeited an aggregate of 287,500 shares of Class B Common Stock for no consideration, resulting in the Sponsor and directors continuing to hold 1,868,750 shares of Class B Common Stock. On March 16, 2023, the Sponsor forfeited an aggregate of 373,750 shares of Class B Common Stock for no consideration, resulting in the Sponsor and directors continuing to hold 1,495,000 shares of Class B Common Stock (see Note 5).

On March 17, 2023, the underwriters partially exercised their over-allotment option. As a result of the partial exercise of the over-allotment option, the Company now has 139,750 Founder Shares that are subject to forfeiture to the extent the remainder of the over-allotment option (Note 6) is not exercised by the underwriter. Following the expiration of the underwriters’ remaining over-allotment option on April 30, 2023, the remaining 139,750 Founder Shares were forfeited.

Holders of Class A Common Stock and holders of Class B Common Stock vote together as a single class on all other matters submitted to a vote of the Company’s stockholders except as otherwise required by law.

The Class B Common Stock will automatically convert into Class A Common Stock at the time of a business combination at a ratio such that the number of Class A Common Stock issuable upon conversion of all shares of Class B Common Stock will equal, in the aggregate, on an as-converted basis, 20% of the sum of (i) the total number of shares of common stock issued and outstanding upon completion of Public Offering, plus (ii) the total number of shares of Class A Common Stock issued or deemed issued or issuable upon conversion or exercise of any equity- linked securities or rights issued or deemed issued, by the Company in connection with or in relation to the consummation of a business combination, excluding any shares of Class A Common Stock or equity- linked securities exercisable for or convertible into shares of Class A Common Stock issued, deemed issued, or to be issued, to any seller in the business combination and any Private Placement Warrants issued to the Sponsor, its affiliates or any member of the Company’s management team upon conversion of Working Capital Loans. In no event will the Class B Common Stock convert into Class A Common Stock at a rate of less than one-to-one.

Preferred Stock — The Company is authorized to issue 5,000,000 shares of preferred stock, par value of $0.0001 per share (“Preferred Stock”). At March 22, 2023, there were no shares of Preferred Stock issued or outstanding, and the Company has not stipulated the voting rights, designations, powers, preferences or any other characteristics of the Preferred Stock.

Warrants — As of March 22, 2023, 5,421,000 Public Warrants and 3,576,900 Private Placement Warrants (collectively, the “Warrants”) were outstanding. The Warrants were issued in the same form at the IPO date. Each Warrant entitles the holder to purchase one share of Class A Common Stock at a price of $11.50 per share.

In addition, if (x) the Company issues additional shares of Class A Common Stock or equity-linked securities for capital raising purposes in connection with the closing of the initial business combination at a newly issued price of less than $9.20 per share of Class A Common Stock (with such issue price or effective issue price to be determined in good faith by the Company’s Board of Directors and, in the case of any such issuance to the Sponsor or its affiliates, without taking into account any Founder Shares held by the Sponsor or such affiliates, as applicable, prior to such issuance) (the “Newly Issued Price”), (y) the aggregate gross proceeds from such issuances represent more than 60% of the total equity proceeds, and interest thereon, available for the funding of our initial business combination on the date of the consummation of our initial business combination (net of redemptions), and (z) the volume weighted average trading price of the Class A Common Stock during the 20 trading day period starting on the trading day prior to the day on which the Company consummates its initial business combination (such price, the “Market Value”) is below $9.20 per share, then the exercise price of the Warrants will be adjusted (to the nearest cent) to be equal to 115% of the greater of the Market Value and the Newly Issued Price, and the $18.00 per share redemption trigger price described below will be adjusted (to the nearest cent) to be equal to 180% of the greater of the Market Value and the Newly Issued Price.

The Warrants will become exercisable 30 days after the completion of a business combination. However, no Warrant shall be exercisable for cash and the Company shall not be obligated to issue shares of Class A Common Stock upon exercise of a Warrant unless the shares of Class A Common Stock issuable upon such Warrant exercise has been registered, qualified or deemed to be exempt under the securities laws of the state of residence of the registered holder of the Warrants. In the event that the condition in the immediately preceding sentence is not satisfied with respect to a Warrant, the holder of such Warrant shall not be entitled to exercise such Warrant for cash and such Warrant may have no value and expire worthless, in which case the purchaser of a Unit containing such Public Warrants shall have paid the full purchase price for the Unit solely for the shares of Common Stock underlying such Unit. Warrants may not be exercised by, or securities issued to, any registered holder in any state in which such exercise would be unlawful.

The Warrants will expire five years after the completion of a business combination or earlier upon redemption or liquidation. Once the Warrants become exercisable, the Company may redeem the outstanding Warrants:

•	in whole and not in part;

•	at a price of $0.01 per Warrant;

•	upon not less than 30 days’ prior written notice of redemption given after the Warrants become exercisable (the “30-day Redemption Period”) to each Warrant holder; and

•

if, and only if, the reported last sale price of the Class A Common Stock equals or exceeds $18.00 per share (as adjusted for stock splits, stock dividends, rights issuances, reorganizations, recapitalizations and the like) for any 20 trading days within a 30-trading day period commencing once the Warrants become exercisable and ending three days before the Company sends the notice of redemption to the Warrant holders.

If the Company calls the Warrants for redemption as described above, the Company’s management will have the option to require all holders that wish to exercise Warrants to do so on a “cashless basis.” In determining whether to require all holders to exercise their Warrants on a “cashless basis,” the Company’s management will consider, among other factors, the cash position, the number of Warrants that are outstanding and the dilutive effect on the Company’s stockholders of issuing the maximum number of shares of Class A Common Stock issuable upon the exercise of the Warrants. In such event, each holder would pay the exercise price by surrendering the Warrants for that number of shares of Class A Common Stock equal to the quotient obtained by dividing (x) the product of the number of shares of Class A common stock underlying the warrants, multiplied by the difference between the exercise price of the Warrants and the “fair market value” (defined below) by (y) the fair market value. The “fair market value” for this purpose shall mean the average reported last sale price of the Class A common stock for the 10 trading days ending on the third day prior to the date on which the notice of redemption is sent to the holders of Warrants.

Note 8 — Stock-Based Compensation

Class B Common Stock Share Transfers

In August 2022, the Sponsor transferred 25,000 shares of Class B Common Stock to each of the two independent directors as compensation for their service on the Company’s Board of Directors. If the director was no longer serving as a director of the Company at the time of the Company’s IPO, is removed from office as director, or voluntarily resigns his position with the Company before a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination involving the Company (“the Triggering Event”), all of such director’s shares shall be returned to Sponsor. Further, considering that in case the business combination does not occur these awards will be forfeited, it was deemed that the above terms result in the vesting provision whereby the share awards would vest only upon the consummation of a business combination or change of control event. As a result, any compensation expense in relation to these grants will be recognized at the Triggering Event. As a result, the Company recorded no compensation expense for the period from March 3, 2022 (inception) through March 22, 2023.

The fair value of the Founder Shares on the grant date was approximately $0.81 per share. The valuation performed by the Company determined the fair value of the shares on the date of grant by applying a discount based upon (a) the probability of a successful IPO, (b) the probability of a successful business combination, and (c) the lack of marketability of the Founder Shares. The aggregate grant date fair value of the awards amounted to approximately $40,500.

Total unrecognized compensation expense related to unvested Founder Shares at March 22, 2023 amounted to approximately $40,500 and is expected to be recognized upon the Triggering Event.

Representative Shares

On March 16, 2023, in conjunction with this Public Offering, the Company issued to the underwriter 52,000 shares of Class A common stock for nominal consideration (the “Representative Shares”).

On March 17, 2023, the underwriters partially exercised their over-allotment option. As a result of the partial exercise of the over-allotment option, the underwriter received an additional 2,210 Representative Shares, bringing the total Representative Shares to 54,210.

The fair value of the Representative Shares is accounted for as compensation under ASC 718 and is included in the offering costs. The fair value of the Representative Shares as of March 22, 2023 was determined to be $270,520.

Note 9 — Subsequent Events

The Company evaluated subsequent events and transactions that occurred after the balance sheet date up to the date that the financial statements were issued. Based upon this review, the Company did not identify any subsequent events that would have required adjustment or disclosure in the financial statements other than the following:

On March 23, 2023, the Company paid the underwriters’ $271,050 for satisfaction of the remaining portion of the underwriters’ fee associated with the IPO.

On March 24, 2023, the Company repaid the Sponsor $395,500 related to borrowings under the Note. No amounts remained outstanding subsequent to this payment.

On April 28, 2023, the Company fell victim to a successful phishing attempt. The Company’s management has conducted a thorough investigation related to this successful phishing attempt and has concluded that this is an isolated event. As a result of this isolated phishing attempt, the Company was defrauded of approximately $54,300. On June 29, 2023, the Company was able to recover the $54,300 related to the isolated phishing attempt.

On April 30, 2023, the remaining over-allotment option for 559,000 Units expired. Following the expiration of the underwriters’ remaining over-allotment option on April 30, 2023, the remaining 139,750 Founder Shares were forfeited.